OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2022
OTHER INCOME, NET
Schedule of Other Nonoperating Income (Expense)

Components of other income, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Guarantee income	14,687	6,365	—
Donations	(12,395)	(4,454)	(6,824)
Disposal of Tiansheng	—	—	12,474
Disposal of solar power project in Argentina	—	—	1,758
Others	—	—	(5,837)
Total	2,292	1,911	1,571